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                                                                    Exhibit 2(b)



MALLESONS STEPHEN JAQUES

Refinancing Coordination

Deed 2005

Dated 13 September 2005

Lihir Gold Limited ("BORROWER")
ABN AMRO Australia Limited ("EXISTING FACILITY AGENT", "NEW FACILITY AGENT" and "SECURITY TRUSTEE")
Each person named in schedule 1 ("EXISTING FINANCIERS")
ABN AMRO Bank N.V. ("HEDGE COORDINATION BANK")

MALLESONS STEPHEN JAQUES
Level 60
Governor Phillip Tower
1 Farrer Place
Sydney NSW 2000
Australia
T +61 2 9296 2000
F +61 2 9296 3999
DX 113 Sydney
www.mallesons.com
Ref: YC:MYT 02-5128-4492

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REFINANCING COORDINATION DEED 2005

Contents

DETAILS                                                                        1
GENERAL TERMS                                                                  3

1   DEFINITIONS AND INTERPRETATION                                             3
1.1 Definitions                                                                3
1.2 Interpretation                                                             5
1.3 Headings                                                                   6
1.4 Cross-referred definitions                                                 6
1.5 Transaction Documents                                                      6
1.6 Capacity of Security Trustee                                               6
1.7 Consideration                                                              6

2   REFINANCING MECHANICS                                                      6
2.1 Prepayment of Outstanding Bank Debt                                        6
2.2 Conversion of Gold Advance                                                 7
2.3 Direction to pay                                                           7
2.4 Hedging Contracts                                                          8

3   RELEASE AND TERMINATION                                                    8
3.1 Release and termination of Existing SFA                                    8
3.2 Termination of Existing SFA                                               10
3.3 Existing Facility Agent and Security Trustee                              10

4   ACKNOWLEDGMENTS AND CONSENTS                                              10
4.1 Further assurance                                                         10
4.2 Existing Facility Agent and Security Trustee                              10

5   REPRESENTATIONS AND WARRANTIES                                            10

6   COSTS AND EXPENSES                                                        11
6.1 Costs                                                                     11
6.2 Indirect Tax gross up                                                     11
6.3 Refund                                                                    12

7   NOTICES                                                                   12
7.1 Notices                                                                   12
7.2 When effective                                                            12
7.3 When received                                                             12

8   GOVERNING LAW, JURISDICTION AND SERVICE OF PROCESS                        12

9   COUNTERPARTS                                                              13

SCHEDULE 1 - EXISTING FINANCIERS                                              14
SIGNING PAGE                                                                  16


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REFINANCING COORDINATION DEED 2005

Details

INTERPRETATION - definitions set out in clause 1.1 ("Definitions")

               BORROWER, EXISTING FACILITY AGENT, NEW FACILITY AGENT, SECURITY
PARTIES        TRUSTEE, EXISTING FINANCIERS AND HEDGE COORDINATION BANK
-------        -----------------------------------------------------------------
BORROWER       Name      LIHIR GOLD LIMITED

               ARBN      069 803 998 (Company No 1-23423)
                         incorporated in Papua New Guinea

               Address   Level 7
                         Pacific Place
                         Cnr Champion Parade and Musgrave Street
                         Port Moresby
                         Papua New Guinea

               Fax       +67 5 986 4018

               Attention General Manager Financial and Commercial
                         and Chief Financial Officer

EXISTING       Name      ABN AMRO AUSTRALIA LIMITED
FACILITY
AGENT          Capacity  As agent for the Existing Financiers under the
                         Existing SFA

               ABN       78 000 862 797

               Address   Level 26, ABN AMRO Tower
                         88 Phillip Street
                         Sydney  NSW  2000

               Fax       +61 2 8259 5499

               Attention Margaret Martin

NEW            Name      ABN AMRO AUSTRALIA LIMITED
FACILITY
AGENT          Capacity  As agent for the New Financiers under the
                         New SFA (including in their capacity as New
                         Hedge Counterparties)

               ABN       78 000 862 797

               Address   Level 26, ABN AMRO Tower
                         88 Phillip Street
                         Sydney  NSW 2000


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
               Fax       +61 2 8259 5499

               Attention Margaret Martin

SECURITY       Name      ABN AMRO AUSTRALIA LIMITED
TRUSTEE
               Capacity  As trustee of the Lihir Gold Security Trust
                         established under the Security Trust Deed

               ABN       78 000 862 797

               Address   Level 26, ABN AMRO Tower
                         88 Phillip Street
                         Sydney NSW  2000

               Fax       +61 2 8259 5499

               Attention Margaret Martin

EXISTING       Each person named in schedule 1
FINANCIERS

HEDGE          Name      ABN AMRO BANK N.V.
COORDINATION
BANK           ARBN      079 478 612

               Address   Level 20, ABN AMRO Tower
                         88 Phillip Street
                         Sydney  NSW   2000

               Fax       +61 2 8259 5438

               Attention Jonathan Hyde and Charles Dowsett

RECITALS The parties have agreed to take certain steps and to provide for certain acts, matters and things to occur in relation to entering into the New SFA and the refinancing by the Borrower of the existing bank debt under the Existing SFA, including the mechanics for achieving the refinancing and the retirement of the Existing Facility Agent on the terms set out in this deed.

DATE OF        See Signing page
AGREEMENT


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REFINANCING COORDINATION DEED 2005

General terms

1    DEFINITIONS AND INTERPRETATION

1.1  DEFINITIONS

     The following words have these meanings in this deed unless the contrary intention appears:

     BUSINESS DAY means a day on which banks are open for general banking business in Sydney, New York, London and Port Moresby (not being a Saturday, Sunday or public holiday in that place).

     DESIGNATED DATE means the date notified by the Borrower to be the proposed date for first drawdown under the New SFA.

     EFFECTIVE TIME means that time on the Designated Date (or one Business Day thereafter), when both the Existing Facility Agent and the Hedge Coordination Bank have made the notifications under clause 2.3 that the amounts referred to in clauses 2.3(a) and 2.3(c) have been received into their respective accounts.

     EXISTING BENEFICIARIES means each of the beneficiaries under the Security Trust Deed immediately prior to the Effective Time.

     EXISTING FACILITY AGENT ACCOUNT means the Existing Facility Agent's US dollar account at:

     ABN AMRO Bank N.V., New York
     Account Number: 673-001-086342 (OBU)
     Account Name: ABN AMRO Australia Limited USD A/c
     Swift details: ABNAAU2S-OBU
     CHIPS UID: 219693

     EXISTING FINANCIER means each financier under the Existing SFA.

     EXISTING SFA means the agreement entitled "Syndicated Facility Agreement" dated 22 November 2000 between the Borrower, the Existing Facility Agent and ABN AMRO Bank N.V. and others (as amended).

     FORCE MAJEURE has the meaning given in the New SFA.

     GOLD has the meaning given in the New SFA.

     GOLD ADVANCE means the quantity of Gold to be delivered or intended to be advanced to the Borrower pursuant to a drawdown notice under the GLF.

     GOLD FACILITY PROPORTION has the meaning given in the New SFA.

     GOLD SALE PROCEEDS means the proceeds of sale of the quantity of Gold equal to the Gold Advance actually credited into the New Facility Agent's


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     Unallocated Bullion Account on the Designated Date, such proceeds of sale being calculated by reference to the Gold spot price (two day value) applying 2 Business Days prior to the Designated Date.

     GLF means the gold loan facility under the New SFA.

     HEDGE RESTRUCTURE AMOUNT means US$60,000,000 (being the amount calculated at a Gold spot price of US$435 per Ounce) as adjusted by agreement between the Borrower and the New Facility Agent to reflect any fluctuation in the Gold spot price, to be paid by the Borrower to the Hedge Coordination Bank on the Designated Date in accordance with clause 2.3(c) of this deed.

     HEDGING SIDE LETTER means the letter so described between the Hedge Coordination Bank and the Borrower dated on or about the date of this deed which sets out, inter alia, the steps relating to the hedge restructure to take place at the Effective Time.

     INDIRECT TAX means any goods and services tax, consumption tax, value added tax or any tax of a similar nature under any law of any jurisdiction.

     LIHIR GOLD SECURITY TRUST DEED means the deed entitled "Lihir Gold Security Trust Deed" dated 22 November 2000 between the Borrower, the Existing Facility Agent, the Security Trustee and others as amended from time to time.

     LONDON GOLD PRICE has the meaning given in the New SFA.

     NEW FACILITY AGENT'S UNALLOCATED BULLION ACCOUNT means the New Facility Agent's unallocated bullion account at:

     JP Morgan Chase Bank, London
     Account Number: 729
     Account Name: ABN AMRO Bank NV, Australia Branch OBU

     NEW FACILITY AGENT'S US DOLLAR ACCOUNT means the New Facility Agent's US dollar account at:

     ABN AMRO Bank N.V., New York
     Account Number: 673-001-086342 (OBU)
     Account Name: ABN AMRO Australia Limited USD A/c
     Swift details: ABNAAU2S-OBU
     CHIPS UID: 219693

     NEW FINANCIER means each financier named in schedule 1 of the New SFA.

     NEW HEDGE COUNTERPARTY means each hedge counterparty who enters into a novation agreement on or about the date of this deed with the Borrower and the Hedge Coordination Bank as regards the Restructure Hedge Transactions.

     NEW SFA means the agreement entitled "Syndicated Facilities Agreement" dated on or about the date of this deed between the Borrower, the New Facility Agent and others.


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     NOVATION AGREEMENT means a novation agreement dated on or about the date of this agreement between the Hedge Coordination Bank (as Substitute Party), an Existing Financier (as Continuing Party) and the Borrower (as Retiring Party) in connection with existing gold hedge transactions between that Existing Financier and the Borrower.

     OFF-SHORE ACCOUNT has the meaning given in the New SFA.

     OUTSTANDING BANK DEBT means the Secured Money outstanding under the Existing SFA on the Designated Date immediately before the Effective Time and includes without limitation all amounts under the Existing SFA in the nature of:

     (a)  principal and interest, including default interest (if applicable);

     (b) outstanding fees (including under clauses 5.1 ("Commitment fees"), 5.3 ("Agency fee"), 5.4 ("PRI Premium") and 5.5 ("LC fee") under the Existing SFA; and

     (c)  break costs (if applicable).

     PRI PREMIUM has the meaning given in the New SFA.

     RELEVANT TIME means the time occurring immediately after the release under clause 3 has taken effect.

     RESTRUCTURE HEDGE TRANSACTIONS means the restructure hedges, the terms and conditions of which have been agreed between the Hedge Coordination Bank and the Borrower and specified in the Hedging Side Letter.

     SECURED MONEY has the meaning given in the Security Trust Deed.

1.2  INTERPRETATION

     In this deed unless the contrary intention appears:

     (a) a reference to this deed or another instrument includes any variation or replacement of any of them;

     (b) a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;

     (c)  the singular includes the plural and vice versa;

     (d) a reference to a person includes a reference to the person's executors, administrators, successors, substitutes (including, without limitation, persons taking by novation) and assigns;

     (e) an agreement, representation or warranty in favour of two or more persons is for the benefit of them jointly and severally;

     (f) a reference to any thing (including, without limitation, any amount) is a reference to the whole and each part of it and a reference to a group


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          of persons is a reference to all of them collectively, to any two or more of them collectively and to each of them individually; and

     (g) the words "including", "for example" or "such as" do not limit the meaning of the words to which the example relates to that example or examples of a similar kind.

1.3  HEADINGS

     Headings are inserted for convenience and do not affect the interpretation of this deed.

1.4  CROSS-REFERRED DEFINITIONS

     Words which have a defined meaning in the Existing SFA have the same meaning in this deed unless otherwise defined in this deed.

1.5  TRANSACTION DOCUMENTS

     This deed is a Transaction Document for the purposes of the Existing SFA.

1.6  CAPACITY OF SECURITY TRUSTEE

     (a) The Security Trustee enters into this deed solely in its capacity as trustee of the trust constituted under the Security Trust Deed and any rights which a party may have against the Security Trustee under or in respect of this deed are not against the Security Trustee personally but against the Security Trustee solely in its capacity as trustee of the trust constituted under the Security Trust Deed. The Security Trustee may not be called on or be liable to satisfy any such rights.

     (b) The Security Trustee confirms that each of the Existing Beneficiaries has authorised the Security Trustee to enter into this deed and has consented to the Security Trustee giving the consents given by the Security Trustee in this deed.

1.7  CONSIDERATION

     Each party to this deed acknowledges incurring obligations and giving rights under this deed for valuable consideration received from each other party.

2    REFINANCING MECHANICS

2.1  PREPAYMENT OF OUTSTANDING BANK DEBT

     (a) Despite any contrary provision in the Existing SFA, the Existing Facility Agent and the Existing Financiers agree that the Borrower may prepay, without premium or penalty, the Outstanding Bank Debt on the Designated Date if it gives at least two Business Days' notice to the Existing Facility Agent (or such shorter period that the Existing Facility Agent may agree).


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     (b)  On receipt of the notice referred to in clause 2.1(a), the Existing
          Facility Agent agrees promptly to notify the Borrower and the New Facility Agent of the amount of the Outstanding Bank Debt.

2.2  CONVERSION OF GOLD ADVANCE

     Subject to the first paragraph of clause 3.1, at the same time as the Borrower notifies the New Facility Agent of the proposed date for first drawdown under the New SFA, the Borrower irrevocably authorises and directs:

     (a) the New Facility Agent and each New Financier, and the New Facility Agent and each New Financier agrees, to credit in Gold its Gold Facility Proportion of the Gold Advance into the New Facility Agent's Unallocated Bullion Account on the Designated Date;

     (b) the Hedge Coordination Bank, and the Hedge Coordination Bank agrees, to arrange on behalf of the Borrower, the sale of the quantity of Gold equal to the Gold Advance actually credited to the New Facility Agent's Unallocated Bullion Account in accordance with paragraph (a) (such sale referred to as the "GOLD SALE") and the deposit of the Gold Sale Proceeds into the New Facility Agent's US Dollar Account, such that the Gold Sale Proceeds are available to the New Facility Agent to make the payments referred to in clause 2.3 on the Designated Date; and

     (c) the New Facility Agent, and the New Facility Agent agrees, to credit Gold (but not in an amount exceeding the quantity of Gold equal to the Gold Advance actually credited to the New Facility Agent's Unallocated Bullion Account), in settlement of the Gold Sale, from the New Facility Agent's Unallocated Bullion Account to the account of the Hedge Coordination Bank, upon payment of the Gold Sale Proceeds into the New Facility Agent's US Dollar Account.

2.3  DIRECTION TO PAY

     Subject to the first paragraph of clause 3.1, the Borrower irrevocably authorises and directs the New Facility Agent to pay, on the Designated Date, and the New Facility Agent agrees to pay, on the Designated Date, from the Gold Sale Proceeds held in the New Facility Agent's US Dollar
     Account:

     (a) (OUTSTANDING BANK DEBT) an amount equal to the Outstanding Bank Debt directly into the Existing Facility Agent Account which the Existing Facility Agent will pay to the Existing Financiers in accordance with the Existing SFA. The Existing Facility Agent agrees to notify the Borrower and the New Facility Agent immediately it is aware that all of the funds referred to in this paragraph have been received into the Existing Facility Agent Account;

     (b) (FEES AND COSTS) any upfront fees and costs, to be paid by the Borrower in connection with the New SFA, including PRI Premium;

     (c) (HEDGE RESTRUCTURE AMOUNT) the Hedge Restructure Amount to the Hedge Coordination Bank which the Hedge Coordination Bank will apply in accordance with the terms of the Hedging Side Letter. The


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          Hedge Coordination Bank agrees to notify the Borrower and the New
          Facility Agent immediately it is aware that all of the funds referred to in this paragraph have been received into its account; and

     (d) (OFFSHORE ACCOUNT) the balance of the Gold Sale Proceeds, after the payments in (a), (b) and (c) above, into the Borrower's USD Off-shore Account.

2.4  HEDGING CONTRACTS

     Effective as at the Effective Time:

     (a) the Hedge Coordination Bank and the Borrower are deemed to have entered into the overlay hedge transactions on the terms set out in the Hedging Side Letter;

     (b) to the extent that an Existing Financier enters into a Novation Agreement, the novation of the existing gold hedge transactions between that Existing Financier and the Borrower will occur under the terms of that Novation Agreement and the overlay hedge transactions corresponding to such novated existing gold hedge transactions are cancelled, pursuant to the Hedging Side Letter;

     (c) to the extent that an Existing Financier does not enter into a Novation Agreement, no novation of the existing gold hedge transactions between that Existing Financier and the Borrower will occur and the overlay hedge transactions corresponding to the existing gold hedge transactions that are not novated remain in place, pursuant to the terms of the Hedging Side Letter;

     (d) the Hedge Coordination Bank's gold hedge transactions existing at the date of this agreement and such of the overlay hedge transactions entered into under paragraph (a) which correspond to the Hedge Coordination Bank's existing gold hedge transactions are cancelled pursuant to the Hedging Side Letter;

     (e) the Hedge Coordination Bank and the Borrower are deemed to have entered into the Restructure Hedge Transactions; and

     (f) the novation of the Restructure Hedge Transactions will occur under the terms of the novation agreements dated on or about the date of this deed between the Borrower (as Continuing Party), the Hedge Coordination Bank (as Retiring Party) and each relevant New Hedge Counterparty (as Substitute Party).

3    RELEASE AND TERMINATION

3.1  RELEASE AND TERMINATION OF EXISTING SFA

     The Existing Facility Agent, the New Facility Agent and the Hedge Coordination Bank must not undertake any of the steps or actions set out in clauses 2 or 3 (other than clause 2.1) until they are satisfied that any such step or action can be completed in full on the Designated Date.


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     On and from the Effective Time, each of the Existing Facility Agent, the
     Existing Financiers and the Security Trustee irrevocably and unconditionally releases the Borrower from all liability and obligations under the Existing SFA.

     If the Effective Time does not occur on the Designated Date the parties agree to undertake any of the steps or actions set out in clauses 2 or 3 that have not been completed on the next Business Day (or if an event of Force Majeure (including a payment system or Gold market disruption) is continuing, the first Business Day the Hedge Coordination Bank determines each of the steps or actions set out in clause 2 or 3 can be completed in full).

     If the Effective Time does not occur on the Designated Date or one Business Day thereafter:

     (a) subject to (c), the Borrower shall have no liability to the Existing Financiers, the New Financiers or the Hedge Coordination Bank for any losses, costs and expenses suffered by any of them as a result of the Effective Time not occurring on the Designated Date;

     (b) the Existing Facility Agent, the New Facility Agent and the Hedge Coordination Bank shall indemnify the Borrower for reasonable losses, expenses and costs it incurs under or in connection with any Transaction Document referred to in the Existing SFA or the New SFA, as a result of the Effective Time not so occurring on the Designated Date, due to an act or omission of the Existing Facility Agent, New Facility Agent or Hedge Coordination Bank, but not if:

          (i) the Facility Agent, New Facility Agent or Hedge Coordination Bank is unable to act or entitled to act in a particular manner, or refrain from acting due to an event of Force Majeure (including a payment system or Gold market disruption); or

          (ii) the Borrower has not satisfied the conditions set out in clause
               3.2 ("Conditions precedent to drawing of an RCF Advance or the Gold Advance") of the New SFA; and

     (c)  due to:

          (i) an event of Force Majeure (including a payment system or Gold market disruption); or

          (ii) the Borrower not satisfying the conditions set out in clause 3.2 ("Conditions precedent to drawing of an RCF Advance or the Gold Advance") of the New SFA,

          the Borrower shall indemnify the Existing Financiers, New Financiers and the Hedge Coordination Bank for reasonable losses, expenses and costs incurred under or in connection with any Transaction Document referred to in the Existing SFA or the New SFA as a result of the Effective Time not occurring on the Designated Date.


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3.2  TERMINATION OF EXISTING SFA

     The Existing SFA is terminated at the Relevant Time (without prejudice to any accrued right or obligation).

3.3  EXISTING FACILITY AGENT AND SECURITY TRUSTEE

     On and from the Relevant Time, each of the Existing Facility Agent and the Security Trustee is fully discharged (without prejudice to any accrued right or obligation) from any further duty or obligation under the Existing SFA.

4    ACKNOWLEDGMENTS AND CONSENTS

4.1  FURTHER ASSURANCE

     Each party agrees to execute all documents and do everything necessary or appropriate to give effect to the transactions contemplated by this deed (including execution and registration of release forms at the relevant registries of any applicable jurisdiction).

4.2  EXISTING FACILITY AGENT AND SECURITY TRUSTEE

     Each of the Existing Facility Agent, the Existing Financiers and the Security Trustee (on behalf of all Existing Beneficiaries), consents to the Borrower entering into the New SFA and the other transaction documents relating to it on or about the date of this deed (including granting Security Interests in favour of the Security Trustee) subject to the Effective Time occurring within 45 Business Days of the date of execution of the New SFA and confirm that the entry into such documents will not constitute a breach of, or an Event of Default under, any Transaction Document existing prior to the Effective Time.

5    REPRESENTATIONS AND WARRANTIES

     Each party makes the following representations and warranties for the benefit of each other party:

     (a) (STATUS) it is a corporation validly existing under the laws of the place of its incorporation;

     (b) (POWER) it has the power (and in the case of the Existing Facility Agent, and the Security Trustee, it has the Existing Financiers, or the Existing Beneficiaries, as applicable, authorisation) to enter into and perform its obligations under this deed and to carry out the transactions contemplated under it;

     (c) (CORPORATE AUTHORISATIONS) it has taken all necessary corporate action to authorise the entry into and performance of this deed and to carry out the transactions contemplated under it; and

     (d) (DOCUMENTS BINDING) this deed is its valid and binding obligation enforceable in accordance with its terms, subject to any necessary stamping, registration, equitable remedies and statutes of limitation.


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6    COSTS AND EXPENSES

6.1  COSTS

     The Borrower agrees to pay or reimburse each other party on demand for:

     (a) their reasonable costs, charges and expenses in connection with the negotiation, preparation, execution, stamping, registration and completion of this deed; and

     (b) their reasonable costs, charges and expenses in connection with any consent, waiver, variation, release, assignment, discharge or production of title documents or termination of any agreement in connection with this deed or any secured property (including any funding and hedging break costs pursuant to the relevant Transaction Document); and

     (c) all transaction taxes, stamp duties, duties, levies, imposts, charges, fees (including, without limitation, registration fees) and fines and penalties in respect of fees, which may be payable or determined to be payable in connection with this deed or a payment or receipt or any other transaction contemplated by this deed, including in each case, without limitation, reasonable legal costs and expenses on a full indemnity basis or solicitor and own client basis, whichever is the higher, and all applicable goods and services, or value added, taxes.

6.2  INDIRECT TAX GROSS UP

     All payments or deliveries of Gold to be made by the Borrower under or in connection with any Transaction Document have been calculated without regard to Indirect Tax. If all or part of any such payment or delivery of Gold is the consideration for a taxable supply or chargeable with Indirect Tax (an "INDIRECTLY TAXABLE PAYMENT OR DELIVERY") then, when the Borrower makes the payment or delivers the Gold:

     (a) it must pay to the Existing Facility Agent or New Facility Agent (as applicable) an additional amount equal to that payment or delivery of Gold (or part) multiplied by the appropriate rate of Indirect Tax; and

     (b) the Existing Facility Agent or New Facility Agent (as applicable) will promptly provide to the Borrower a tax invoice complying with the relevant law relating to that Indirect Tax.

     Where a Transaction Document requires the Borrower to reimburse an Existing Financier or New Financier (as applicable) for any costs or expenses, that Borrower shall also at the same time pay and indemnify that Existing Financier or New Financier against all Indirect Tax incurred by that Existing Financier or New Financier in respect of the costs or expenses save to the extent that that Existing Financier or New Financier is entitled to repayment or credit in respect of the Indirect Tax. The Existing Financier or New Financier will promptly provide to the Borrower a tax invoice complying with the relevant law relating to that Indirect Tax.


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6.3  REFUND

     This clause 6.3 applies if the actual amount of Indirect Tax paid or payable by an Existing Financier or New Financier (as applicable) on an Indirectly Taxable Payment or Delivery made in connection with this agreement is less than the amount paid by the Borrower under clause 6.2. In that case, the Existing Financier or New Financier (as the case may be) agrees to refund the difference to the Borrower. The relevant Existing Financier or New Financier agrees to make the refund promptly after the actual amount of Indirect Tax on the Indirectly Taxable Payment or Delivery is paid or can be clearly ascertained by the applicable Existing Financier or New Financier.

7    NOTICES

7.1  NOTICES

     A notice, approval, consent or other communication in connection with this deed:

     (a)  may be given by an authorised officer of the relevant party; and

     (b) must be in writing unless otherwise expressly provided for under this agreement; and

     (c) must be left at the address of the addressee or sent by prepaid ordinary post (airmail if posted to or from a place outside Australia) to the address of the addressee or sent by facsimile to the facsimile number of the addressee specified in the Details or if the addressee notifies another address or facsimile number then to that address or facsimile number.

7.2  WHEN EFFECTIVE

     Unless a later time is specified in it a notice, approval, consent or other communication takes effect from the time it is received.

7.3  WHEN RECEIVED

     A letter or facsimile is taken to be received:

     (a) in the case of a posted letter, on the third (seventh, if posted to or from a place outside Australia) day after posting; and

     (b) in the case of a facsimile, on production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purposes of this clause.

8    GOVERNING LAW, JURISDICTION AND SERVICE OF PROCESS

     (a)  This deed is governed by the law in force in New South Wales.


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                               12 September 2005

     (b) Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of New South Wales and any courts of appeal from them. Each party waives any right it has to object to an action being brought in those courts, to claim that the action has been brought in an inconvenient forum, or to claim that those courts do not have jurisdiction.

     (c) Without preventing any other mode of service, any document in an action (including, without limitation, any writ of summons or other originating process or any third or other party notice) may be served on any party in the manner specified in clause 7.

9    COUNTERPARTS

     This deed may consist of a number of counterparts and the counterparts taken together constitute one and the same instrument.

EXECUTED as a deed.


(C) Mallesons Stephen Jaques   Refinancing Coordination Deed 2005             13
                               12 September 2005

REFINANCING COORDINATION DEED 2005

Schedule 1 - Existing Financiers

Name        ABN AMRO BANK N.V.

ABN         84 079 478 612

Address     Level 5, ABN AMRO Tower
            88 Phillip Street
            SYDNEY NSW 2001

Fax         +612 8259 5433

Attention   Jeanette Willoughby, Credit Portfolio Management with copy to Yun Zhou, Loans Administration

Name        COMMONWEALTH BANK OF AUSTRALIA

ABN         48 123 123 124

Address     Level 5, 48 Martin Place
            SYDNEY NSW 2000

Fax         +612 9235 1197

Attention   Debbie Tkalcec, Loan Administration

Name        MACQUARIE BANK LIMITED

ABN         46 008 583 542

Address     Metals and Energy Capital Division
            Level 1, No. 1 Martin Place
            SYDNEY NSW 2000

Fax         +61 2 8232 3590

Attention   Maureen Connolly / Roslyn Sutherland, Manager


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                               12 September 2005

Name        SOCIETE GENERALE

Address     Level 21,400 George Street
            SYDNEY NSW 2000

Fax         +612 9279 1151 / +612 9221 4616

Attention   Vince Calvi, Manager - Global Financing Operations / Paul
            Fraser, Director - Commodity Derivatives

Name        SOCIETE GENERALE, AUSTRALIA BRANCH

ARBN        092 516 286

Address     Level 21,400 George Street
            SYDNEY  NSW 2000

Fax         +612 9279 1151 /+612 9223 4181

Attention   Vince Calvi, Manager - Global Financing Operations /
            Brendan Delaney, Treasury Operations


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                               12 September 2005

REFINANCING COORDINATION DEED 2005

Signing page

DATED: 13 September 2005

BORROWER

SIGNED SEALED AND                    )
DELIVERED by PAUL FULTON             )
                                     )
as attorney for LIHIR GOLD           )
LIMITED under power of attorney      )
dated 8 SEPTEMBER 2005               )
in the presence of:                  )
                                     )
                                     )
/s/ Arlene Colquhoun                 )   /s/ Paul Fulton
-------------------------------------)   ---------------------------------------
Signature of witness                 )   By executing this deed the attorney
                                     )   states that the attorney has received
ARLENE COLQUHOUN                     )   no notice of revocation of the power of
-------------------------------------)   attorney
Name of witness (block letters)      )


EXISTING FACILITY AGENT, NEW FACILITY AGENT, SECURITY TRUSTEE

SIGNED SEALED AND                    )
DELIVERED by                         )
ERWIN ELSTERMANN                     )
as attorney for ABN AMRO             )
AUSTRALIA LIMITED under              )
power of attorney dated              )
12 SEPTEMBER 2005                    )
in the presence of:                  )
                                     )
                                     )
/s/ Charles Dowsett                  )   /s/ Erwin Elstermann
-------------------------------------)   ---------------------------------------
Signature of witness                 )   By executing this deed the attorney
                                     )   states that the attorney has received
CHARLES DOWSETT                      )   no notice of revocation of the power of
-------------------------------------)   attorney
Name of witness (block letters)      )


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                               12 September 2005

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HEDGE COORDINATION BANK

SIGNED SEALED AND                    )
DELIVERED by                         )
ERWIN ELSTERMANN                     )
as attorney for ABN AMRO BANK        )
N.V. under power of attorney dated   )
12 SEPTEMBER 2005                    )
in the presence of:                  )
                                     )
                                     )
/s/ Charles Dowsett                  )   /s/ Erwin Elstermann
-------------------------------------)   ---------------------------------------
Signature of witness                 )   By executing this deed the attorney
                                     )   states that the attorney has received
CHARLES DOWSETT                      )   no notice of revocation of the power of
-------------------------------------)   attorney
Name of witness (block letters)      )


EXISTING FINANCIER

SIGNED SEALED AND                    )
DELIVERED by                         )
ERWIN ELSTERMANN                     )
as attorney for ABN AMRO BANK        )
N.V. under power of attorney dated   )
12 SEPTEMBER 2005                    )
in the presence of:                  )
                                     )
                                     )
/s/ Charles Dowsett                  )   /s/ Erwin Elstermann
-------------------------------------)   ---------------------------------------
Signature of witness                 )   By executing this deed the attorney
                                     )   states that the attorney has received
CHARLES DOWSETT                      )   no notice of revocation of the power of
-------------------------------------)   attorney
Name of witness (block letters)      )


EXISTING FINANCIER

SIGNED SEALED AND                    )
DELIVERED by                         )
SCOTT SPEEDIE                        )
as attorney for                      )
COMMONWEALTH BANK OF                 )
AUSTRALIA under power of             )
attorney dated 3 DECEMBER 2003       )
in the presence of:                  )
                                     )
                                     )
/s/ Yuen-Yee Cho                     )   /s/ Scott Speedie
-------------------------------------)   ---------------------------------------
Signature of witness                 )   By executing this deed the attorney
                                     )   states that the attorney has received
YUEN-YEE CHO                         )   no notice of revocation of the power of
-------------------------------------)   attorney
Name of witness (block letters)      )


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                               12 September 2005

EXISTING FINANCIER

SIGNED SEALED AND                    )
DELIVERED by KATIE CHOI              )   /s/ Katie Choi
and ROBERT MCROBBIE                  )   ---------------------------------------
                                     )   Katie Choi
as attorneys for MACQUARIE           )   Associate Director
BANK LIMITED under power of          )
attorney dated 9 MAY 2005            )
in the presence of:                  )   /s/ Robert McRobbie
                                     )   ---------------------------------------
                                     )   Robert McRobbie
/s/ R.A. Crookes                     )   Senior Lawyer
-------------------------------------)
Signature of witness                 )   By executing this deed each attorney
                                     )   states that they have received no
RICHARD CROOKES                      )   notice of revocation of the power of
ASSOCIATE DIRECTOR                   )   attorney
-------------------------------------)
Name of witness (block letters)      )


EXISTING FINANCIER

SIGNED SEALED AND                    )
DELIVERED by                         )
DAVID ROBERTS                        )
                                     )
as attorneys for SOCIETE             )
GENERALE, AUSTRALIA BRANCH           )
under power of attorney dated        )   /s/ DAVID ROBERTS
12 September 2005                    )   ---------------------------------------
                                     )   DAVID ROBERTS
in the presence of:                  )
                                     )   By executing this deed each attorney
                                     )   states that they have received no
/s/ Yuen-Yee Cho                     )   notice of revocation of their
-------------------------------------)   respective powers of attorney
Signature of witness                 )
                                     )
YUEN-YEE CHO                         )
-------------------------------------)
Name of witness (block letters)      )


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                               12 September 2005